FORM OF NOTICE OF GUARANTEED DELIVERY
FOR
SUBSCRIPTION RIGHTS CERTIFICATES

This form, or one substantially equivalent to this form, must be used to exercise the transferable subscription rights (the “Rights”) pursuant to the rights offering (the “Rights Offering”), as described in the prospectus supplement dated November 8, 2010 (the “Prospectus Supplement”) of Conn’s, Inc., a Delaware corporation (“Conn’s”), if a holder of Rights cannot deliver the certificate(s) evidencing the Rights (the “Subscription Rights Certificate(s)”), to the subscription agent listed below (the “Subscription Agent”) at or prior to 5:00 p.m., Eastern Time, on November 23, 2010, unless such time is extended by Conn’s as described in the Prospectus Supplement (as it may be extended, the “Expiration Date”). Such form must be delivered by overnight courier, express mail, properly insured with a return receipt requested, or facsimile transmission to the Subscription Agent, and must be received by the Subscription Agent on or prior to the Expiration Date. See “The Rights Offering — Notice of Guaranteed Delivery” in the Prospectus Supplement.

Payment of the subscription price of $2.70 per share (the “Subscription Price”) of Conn’s common stock, par value $0.01 per share (“Common Stock”) subscribed for upon exercise of such Rights must be received by the Subscription Agent in the manner specified in the section of the Prospectus Supplement entitled “The Rights Offering — Payment Method” at or prior to 5:00 p.m., Eastern Time, on the Expiration Date even if the Subscription Rights Certificate(s) evidencing such Rights is (are) being delivered pursuant to the guaranteed delivery procedures thereof. See “The Rights Offering — Notice of Guaranteed Delivery” in the Prospectus Supplement.

The Subscription Agent is Computershare Trust Company, N.A.

By express mail or courier:

Computershare Trust Company, N.A.
Attention: Voluntary Corporate Actions
250 Royall St., Suite V
Canton, MA 02021

By mail:

Computershare Trust Company
Rights Offering
P.O. Box 43011
Providence, RI 02940-3011

By facsimile
(617) 360-6810

Telephone Number for Confirmation:
(781) 575-2332

Telephone Number for Information:
(866) 357-4029

Information Agent, Georgeson Inc.

If you have any questions or require additional copies of relevant documents, please contact the information agent, Georgeson Inc., at (866) 357-4029.

DELIVERY OF THIS INSTRUMENT OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

For this Notice of Guaranteed Delivery to be validly delivered, it must be received by the Subscription Agent at or prior to 5:00 p.m., Eastern Time, on the Expiration Date. Deliveries to Conn’s, Inc. or the information agent will not be forwarded to the Subscription Agent and therefore will not constitute a valid delivery. In addition, delivery to The Depository Trust Company will not constitute a valid delivery to the Subscription Agent.

Ladies and Gentlemen:

The undersigned hereby represents that the undersigned is the holder of Subscription Rights Certificate(s) representing           Right(s) and that such Subscription Rights Certificate(s) cannot be delivered to the Subscription Agent prior to 5:00 p.m., Eastern Time, on the Expiration Date. Upon the terms and subject to the conditions set forth in the Prospectus Supplement, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise the undersigned’s basic subscription privilege(s) to subscribe for           share(s) of Common Stock and the undersigned’s oversubscription privilege(s) to subscribe for an additional           share(s) of Common Stock.

The undersigned understands that payment of the Subscription Price for each share of Common Stock subscribed for pursuant to his/her/its Rights must be received by the Subscription Agent at or prior to 5:00 p.m., Eastern Time, on the Expiration Date and represents that such payment, in the aggregate amount of $      is being delivered to the Subscription Agent herewith.

Name of transferor institution:

Date of transfer:

Confirmation number (if available):

☐	Certified check

☐	Bank draft (cashier’s check)

☐	U.S. Postal Money Order

Name of maker:

Date of check, draft or money order:

Check, draft or money order number:

Bank on which check is drawn or issuer of money order:

Subscription Rights Certificate No(s) (if available)

Name(s) of record holder(s) of Subscription Rights Certificate

Address(es)

Telephone number(s), including area code

Signature(s) of record holder(s) or authorized signatory/signatories

Date

(Please type or print except for signature(s))

THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

If you are signing in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information:

Name

Capacity

Address

Telephone number(s), including area code

GUARANTEE OF DELIVERY
(Not To Be Used for Subscription Rights Certificate Signature Guarantee)

The undersigned, an “Eligible Guarantor Institution,” as such term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, guarantees that the undersigned will deliver to the Subscription Agent the Subscription Rights Certificate(s) representing the Right(s) being exercised hereby, with any required signature guarantee and any other required documents, all within three business days after the date hereof.

Dated:

Authorized Signature:

Name of Firm:

Address:

Area Code and Telephone Number:

The institution that completes this form must communicate the guarantee to the Subscription Agent and must deliver the Subscription Rights Certificate(s) to the Subscription Agent within three business days after the date hereof. Failure to do so could result in a financial loss to such institution.

4